IRA Ideal!

Defined Asset Funds (SM)

1999 Select Series 3
Principled Values Portfolio(SM)

A Principled Way to Invest.

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Why Socially Responsible Investing?

Investing with principles can be a personally rewarding experience. But you also need investments that can reward you with performance. Socially responsible investing can be practical, as well as fulfilling. Attention to diversity and social values may lead to greater productivity and increased profitability.

Recognizing Diversity

One of your country's greatest assets is the diversity of our people and their combined strengths. This Portfolio highlights companies that have recognized the value of a diverse workforce. Merrill Lynch is proud to offer the Principled Values Portfolio.

At Merrill Lynch, we believe that many investors may be concerned about the principles of the companies in which they invest. That's why we're proud to offer the Defined Asset Funds(SM) Principled Values Portfolio(SM).

Invest with Principles

The Principled Values Portfolio gives you a convenient way to invest in a socially responsible portfolio with an emphasis on diversity. The Portfolio features stocks of companies that have made strides in promoting diversity in the workplace and have also passed a broad range of screens for social responsibility. These companies consider their principles and practices to be an important part of their bottom line.

The Portfolio
The stocks included in the Principled Values Portfolio were chosen through a unique three-part screening process. First, we examined the Domini 400 Social Index(SM)(1), an index modeled after the S&P 500 Index(1), that reflects the financial performance of 400 companies which have passed multiple, broad-based social screens. Then, Kinder, Lydenberg, Domini & Co. (KLD), the Consultant for this Portfolio, applied its criteria to these stocks to identify companies that have made efforts toward diversity in the workforce. Finally, Merrill Lynch applied a proprietary selection process to determine investment merit. The result is a one-year Portfolio that seeks capital appreciation.

The Strategy

Like other Portfolios in the Defined Asset Funds Select Series, the Principled Values Portfolio employs a "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks based on rigorous criteria, and then holds them for a set period of time -- in this case, one year. At the end of that period, the selection criteria will be reapplied and you can reinvest in a new Portfolio, if available, or redeem your investment.
Although the Principled Values Portfolio is a one-year investment, we recommend you stay with this Strategy for at least three to five years for potentially more consistent results.

The Principled Values Portfolio -- 1999 Series 3

Stocks                             Symbol

TECHNOLOGY
3Com Corp.                         COMS
Autodesk, Inc.                     ADSK
Ceridian Corp.                     CEN
Cisco Systems, Inc.                CSCO
Hewlett-Packard Co.                HWP
Intel Corp.                        INTC
Microsoft Corp.                    MSFT
Novell, Inc.                       NOVL
Solectron Corp.                    SLR
Texas Instruments, Inc.            TXN

FINANCIAL SERVICES/BANKS
Aetna, Inc.                        AET
BankBoston Corp.                   BKB
Bank One Corp.                     ONE
PNC Bank Corp.                     PNC
SLM Holding Corp.                  SLM

COSMETICS & TOILETRIES
Avon Products, Inc.                AVP
MediaOne Group, Inc.               UMG

RETAIL-APPAREL
The Limited, Inc.                  LTD
Nordstrom, Inc.                    NOBE

MACHINERY
Deere & Co.                        DE

MANUFACTURING
Maytag Corp.                       MYG

MULTIMEDIA
Viacom, Inc. (Class B)             VIA.B

RESTAURANTS
McDonald's Corp.                   MCD

TELECOMMUNICATIONS
Frontier Corp.                     FRO

TRANSPORTATION
Southwest Airlines Co.             LUV

------------
   (1) The "Domini 400 Social Index" is a service mark of its publisher, Kinder, Lydenberg, Domini & Co., Inc. "S&P 500" is a registered trademark of the McGraw-Hill Companies, Inc.


A Quest for Principle and Value

Social investing is the systematic incorporation of ethical values and objectives in the investment decision-making process. Companies chosen for the Principled Values Portfolio had to first undergo a stringent social investment screening applied by KLD. These screens range from simple exclusionary policies, to subtle evaluations of corporate behavior. Once screened by KLD, each remaining company was reviewed by Defined Asset Funds for investment merit.

Part 1: Screening for Principle

Our universe of stocks began with the Domini 400 Social Index. This index represents stocks that have been screened on a broad range of issues, such as the environment, community involvement, product safety and other concerns. Companies in the Domini 400 Social Index derive little or no revenue from the manufacturing of tobacco or alcohol products, gambling activities or military contracting, and have no ownership in nuclear power.

Part II:  A Commitment to Diversity

Next, KLD selected companies that possessed at least one strength in areas such as:

            CEO: The company's chief executive officer is a woman or a member of a minority group.

            Promotion: The company has made notable progress in the promotion of women and minorities.

            Board of Directors: Women, minorities and/or disabled persons have a significant presence on the board of directors.

            Family Concerns: The company has outstanding employee benefits or other programs addressing work and modern family concerns, such as child and elder care, as well as flexible working schedules.

            Women- and Minority-Owned Businesses: The company maintains at least 5% of its subcontracts with women-or minority-owned businesses.

            Employment of the Disabled: The company has implemented innovative hiring programs, or other creative human resource programs for disabled persons.

A stock may be sold if the Portfolio Consultant determines that it no longer meets the above criteria.

Part III: Investment Merit

Stocks that passed the previous screens were then reviewed using the Defined Asset Funds proprietary selection process, which includes criteria such as recent price performance, price to earnings ratio, and dividend yield. From the universe of stocks meeting the criteria, 25 stocks were finally chosen for the Portfolio.

Past Performance of Prior Principled Values Portfolios

Past Performance is no guarantee of future results.

Series From Inception Through 1/8/99
(including annual rollovers)

Inception Series Return
1/8/98 Series 1 26.31%

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and relects maximum sales charges and expenses.

Principled Investing

The chart below compares a leading measure of socially responsible investing -- the Domini 400 Social Index (since its inception in 1990) -- to the S&P 500 Index. This chart shows that socially responsible investing has compared well to the S&P 500, and that practicing socially responsible investing need not require a sacrifice of investment returns. Of course, past performance is no guarantee of future results.

The Domini 400 Social Index vs. The S&P 500 Index

                     Domini 400                S&P 500
                     Total Return(2)        Total Return(2)

5/1/90-12/31/90          1.46%                    2.37%
1991                    37.84%                   30.55%
1992                    12.09%                    7.67%
1993                     8.52%                    9.99%
1994                     0.18%                    1.31%
1995                    38.20%                   37.43%
1996                    23.70%                   23.07%
1997                    38.26%                   33.36%
1998                    34.53%                   28.58%
Average                 21.50%                   19.38%

About Kinder, Lydenberg, Domini & Co. (KLD)

------------
  (2) The returns above represent price changes plus dividends reinvested. While the Domini 400 Social Index is one of several screens used in choosing stocks for the Portfolio, these other screens, as well as Portfolio sales charges and expenses, would have materially affected results. Because of these reasons, index performance is no indication of future Portfolio results. The Domini 400 Social Index has not seen a down year since its inception.

KLD's founders are prominent authorities on social investing. Established in 1990, KLD has been providing research and analysis to its clients who integrate social criteria into their investment decisions. KLD is also the publisher of the Domini 400 Social Index.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

* The Portfolio is designed for investors who can assume the risks associated with equity investments and may not be appropriate for investors seeking capital preservation.

* The stocks in this Portfolio were selected for social reasons and there can be no assurance that the Portfolio will perform better or worse than stocks selected solely on economic criteria.

* The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

* This Portfolio may be considered concentrated in technology stocks.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales charge and the charge for organization costs, after the inital offering period. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any net capital gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of approximately 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                              As a % of Public    Amount Per
                              Offering Price      1,000 Units

Initial Sales Charge                1.00%         $10.00
Deferred Sales Charge               1.75%         $17.50
                               ============================
Maximum Sales Charge                2.75%         $27.50

Estimated Annual Operating Expenses
(as a % of net assets)              .212%          $2.10

Estimated Organization Costs $2.53

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived.
You will only pay the deferred sales charge.

Institutional Volume Purchase Discounts

The following volume discounts have been developed to encourage socially responsible investing while making the Portfolio especially attractive to institutions, pension plans, foundations and other public or private investment organizations.

Amount                            Total Sales Charge as a % of
Purchased                             Public Offering Price

Less than $50,000                            2.75%
$50,000-$99,999                              2.25%
$100,000-$499,999                            1.75%
$500,000-$999,999                            1.00%
$1,000,000-$4,999,999                        0.75%
$5,000,000 or more                           0.60%

Is This Portfolio Right for You?

If you're saving for a long-term goal, such as a new home, child's education or retirement, the Principled Values Portfolio may be a smart choice. This Portfolio is not appropriate for investors who are seeking capital preservation, high current income or who are unable or unwilling to assume the risks associated with equity investing.

Invest With Principle Today!

You can invest in the Principled Values Portfolio for about $250 for regular or IRA accounts. Call you Merrill Lynch Financial Consultant for a free prospectus containing more complete information, including sales charges, expenses, and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

DEFINED ASSET FUNDS
Buy with knowledge * Hold With Confidence

EQUITY INVESTOR FUNDS

Other Selected Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Intrinsic Value Portfolio
Select S&P Turnaround Portfolio

Merrill Lynch Research-Based Funds
1999 Year-Ahead Domestic Portfolio
1999 Year-Ahead International Portfolio
Defined Technology Portfolio(SM)
Financial Portfolio
Health Care Portfolio

Concept Series
Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio
Western Premier Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Funds

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     (C)1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member SIPC.